UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 13, 2019

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 220 Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of cach class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDOR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On September 13, 2019, Condor Hospitality Trust, Inc. (the “Company”), Condor Hospitality Limited Partnership (the “Operating Partnership”), NHT Operating Partnership, LLC (“Parent”), NHT REIT Merger Sub, LLC (“Merger Sub”) and NHT Operating Partnership II, LLC (“Merger OP” and, collectively with Parent and Merger Sub, the “Parent Parties”), entered into Amendment No. 1 (the “Amendment”) to that certain Agreement and Plan of Merger, dated as of July 19, 2019 (the “merger agreement”), by and among the Company, the Operating Partnership, Parent, Merger Sub and Merger OP.

In connection with the execution of the Debt Commitment Letter (defined below), Key (defined below) requested that customary provisions be added to the merger agreement regarding remedies of the Company against Key. Pursuant to Section 8.1 of the merger agreement, the Company, the Operating Partnership and the Parent Parties previously agreed that they would execute an amendment to add these customary provisions to the merger agreement in connection with the securing of committed financing. Other than as expressly modified by the Amendment, the merger agreement remains in full force and effect as originally executed.

On September 13, 2019, pursuant to Section 5.22 of the merger agreement, Parent delivered to the Company a commitment letter executed by KeyBank National Association (“Key”), together with all schedules and exhibits thereto (as modified, amended or supplemented from time to time, the “Debt Commitment Letter”), pursuant to which Key has committed to provide an approximately $181.26 million senior secured term loan facility, on the terms and subject to the conditions set forth in the Debt Commitment Letter, for the purpose of funding a portion of the merger consideration and the obligations of the Parent Parties set forth in the merger agreement. The Debt Commitment Letter is customary in form and substance, and does not include any condition that is a “diligence out.” Accordingly, the amount set forth in the equity commitment letter delivered by Parent in connection with the merger agreement (the “Equity Commitment Letter”) is automatically and irrevocably reduced from $308.2 million to $126.94 million. Key’s obligation to provide the debt financing under the Debt Commitment Letter is subject to customary conditions, including the following:

•	the concurrent closing of the mergers (as defined below) in accordance in all material respects with the merger agreement;

•

the negotiation, execution and delivery of definitive documentation with respect to the debt financing consistent with the terms of the Debt Commitment Letter and which contain other provisions customary for this type of financing transaction;

•	the absence of a Company Material Adverse Effect (as defined in the merger agreement) since September 13, 2019;

•	the funding of the equity commitment pursuant to the Equity Commitment Letter; and

•

all actions or documents necessary to establish that Key will have a perfected first-priority lien and security interest (subject to liens permitted under the loan documents) in the collateral granted by Parent and under the credit facility, including, without limitation, repayment of any existing indebtedness secured by the collateral, shall have been taken or executed and delivered.

The commitment of Key under the Debt Commitment Letter expires on November 15, 2019, and may be extended to January 8, 2020, subject to Parent continuing to satisfy all conditions contained in the Debt Commitment Letter and payment of a fee equal to 0.15% of the commitment amount.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 2.1 to this report and incorporated herein by reference.

Item 8.01	Other Events

Supplement to Definitive Proxy Statement

This is a supplement to the Definitive Proxy Statement on Schedule 14A filed by Condor Hospitality Trust, Inc., a Maryland corporation (the “Company”, “we” or “us”), with the Securities and Exchange Commission (the “SEC”) on August 28, 2019 (the “Definitive Proxy Statement”) and mailed to Company shareholders in connection with the solicitation of proxies for use at the special meeting of shareholders of the Company to be held at 10:00 a.m., local time, on September 23, 2019, at Marriott Courtyard Manhattan / Midtown East, 866 Third Avenue, New York, New York 10022. The Definitive Proxy Statement is amended and supplemented by the information set forth in this Current Report on Form 8-K, which should be read as part of, and in conjunction with, the information contained in the Definitive Proxy Statement. To the extent that information set forth below differs from information contained in the Definitive Proxy Statement, the information set forth below shall supersede such information contained in the Definitive Proxy Statement. Except as otherwise set forth below, the information set forth in the Definitive Proxy Statement remains unchanged, and capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Definitive Proxy Statement.

As previously disclosed, the Company has entered into the merger agreement by and among the Company, the Operating Partnership and the Parent Parties. Pursuant to the merger agreement, Parent will acquire the Company through (1) a merger of Merger Sub with and into the Company, with the Company surviving the merger (the “Company merger”), and (2) a merger of Merger OP with and into the Operating Partnership, with Merger OP surviving the merger (the “Partnership merger”, and with the Company merger, the “mergers”). The obligations of the Company and Parent to complete the mergers are subject to the satisfaction or waiver of certain customary conditions (including the applicable approvals of the Company’s shareholders), which are set forth in the merger agreement.

The Company has previously disclosed in the Definitive Proxy Statement that putative class action lawsuits were filed on August 20, 2019 and August 23, 2019 relating to the merger agreement and discloses below that a third putative class action was filed on August 26, 2019 (collectively, the “Merger Litigation”).

While the Company believes that no supplemental disclosure is required to be made to the Definitive Proxy Statement under applicable law and that the claims asserted in the Merger Litigation are without merit, in order to avoid the risk of the Merger Litigation delaying or adversely affecting the Company merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Definitive Proxy Statement as provided below. The named plaintiffs in the Merger Litigation (“Plaintiffs”) have agreed to request voluntary discontinuance of the Merger Litigation with prejudice as to Plaintiffs only, and without prejudice as to the putative class, within three business days of the closing of the transactions contemplated by the merger agreement.

Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Merger Litigation that any additional disclosure was or is required.

This Current Report on Form 8-K and the disclosure provided herein does not affect the consideration to be paid to shareholders of the Company in connection with the Company merger or the timing of the special meeting of the Company’s shareholders scheduled for September 23, 2019 at 10:00 a.m. Eastern time as described in the Definitive Proxy Statement. The Company’s board of directors continues to recommend that Company shareholders vote “FOR” the proposal to approve the Merger Agreement and “FOR” the other proposals being considered at the special meeting.

The following underlined language is added to the fourth full paragraph on page 27 of the Definitive Proxy Statement concerning the Background of The Mergers.

KeyBanc was formally engaged as the board of directors’ financial advisor as of September 13, 2018. Over the ensuing weeks, KeyBanc, at the direction of the board of directors, reached out to over 200 potential bidders to gauge interest in a strategic transaction with the Company. The types of parties contacted included private equity investors, strategic investors, sovereign wealth funds, insurance companies, family offices, hedge funds and pension fund / endowments and public REITs. Between October 1, 2018 and October 25, 2018, the Company entered into 45 non-disclosure agreements with potential parties identified by KeyBanc, including NexPoint Real Estate Advisors L.P. (“NREA”), an affiliate of Highland Capital Management L.P. (“Highland Capital”), a multibillion-dollar global alternative investment manager founded in 1993. Forty of the non-disclosure agreements contain a provision restricting the counterparty from requesting that the Company waive the agreed-upon standstill. The remaining five non-disclosure agreements did not contain such a provision. In five of the non-disclosure agreements– including two of the forty containing provisions prohibiting a standstill waiver request – the standstill obligation terminated upon the Parties’ execution of the merger agreement. The parties entering into non-disclosure agreements, including NREA, were provided access by KeyBanc, at the direction of the Company, to a virtual data room which contained a confidential information memorandum, Company financial information and Smith Travel Research (“STR”) reports on the Company’s hotels.

The following sentence is added after the fifth sentence of the first full paragraph on page 37 of the Definitive Proxy Statement under the heading “THE MERGERS—Opinion of our financial advisor.

KeyBanc did not perform a discounted cash flow analysis or net present value analysis of the Company.

The first two sentences of the first paragraph on page 41 of the Definitive Proxy Statement under the heading “THE MERGERS—Summary of financial analyses of our financial advisor—Premiums Paid Analysis” are hereby revised, supplemented and replaced in their entirety as follows.

For each of the target companies involved in the reviewed transactions, KeyBanc examined the closing stock price one trading day, one week (five trading days) and four weeks (20 trading days) prior to the public announcement of the transaction in order to calculate the premium paid by the acquirer over the target’s closing stock price at those points in time, as set forth in the chart below. In the event of a pre-announcement, or market noise which may have impacted the trading of the target’s stock price, KeyBanc used as a starting point the unaffected closing price of the target prior to any announcement.

			Premium Paid Prior to Announcement
Date Announced	Target Name	Acquiror Name	1 Day Prior	1 Week Prior	4 Weeks Prior
July 31, 2018	Forest City Realty Trust	Brookfield Asset Management	10.1%	12.8%	11.6%
June 25, 2018	Education Realty Trust, Inc.	Greystar Investment Group	13.6%	21.0%	24.0%
May 7, 2018	Gramercy Property Trust	Blackstone Real Estate Advisors	15.4%	17.0%	24.8%
April 25, 2018	Quality Care Properties, Inc.	Welltower Inc.	64.7%	63.1%	55.7%
July 4, 2017	Monogram Residential Trust	Greystar Investment Group	22.4%	22.3%	23.1%
June 30, 2017	Parkway	Canada Pension Plan Investment	13.1%	12.1%	13.2%
June 28, 2017	First Potomac Realty Trust	Government Properties Income Trust	5.1%	1.6%	10.8%
February 27, 2017	Silver Bay Realty Trust	Tricon American Homes	18.3%	20.9%	28.7%
February 25, 2016	Rouse Properties	Brookfield Asset Management	35.3%	27.6%	23.3%
December 15, 2015	IRC Retail Centers	DRA Advisors	6.6%	7.4%	22.0%
October 16, 2015	Campus Crest Communities	Harrison Street	23.8%	22.0%	37.8%
October 8, 2015	BioMed Realty Trust	Blackstone Real Estate Advisors	10.0%	17.3%	28.4%
September 8, 2015	Strategic Hotels & Resorts	Blackstone Real Estate Advisors	9.3%	8.0%	13.7%
June 22, 2015	Home Properties	Lone Star Funds	9.2%	11.4%	9.2%
April 22, 2015	Associated Estates Realty	Brookfield Property Group	17.4%	18.9%	11.5%
April 10, 2015	Excel Trust	Blackstone Group	14.5%	12.7%	14.5%
October 31, 2014	AmREIT	Edens Investment Trust	38.3%	42.6%	49.2%
May 28, 2013	CapLease	American Rlty Capital Property	19.7%	12.6%	19.7%
April 25, 2013	MPG Office Trust	Brookfield Office Properties	21.2%	26.0%	15.4%
December 27, 2011	Cogdell Spencer	Ventas	8.4%	16.1%	18.1%

The following paragraph is added at the end of the second full paragraph on page 41 of the Definitive Proxy Statement under the heading “THE MERGERS— Summary of financial analyses of our financial advisor—Miscellaneous”.

Parent initiated discussions with Key in late May 2019 regarding potential acquisition financing in connection with the mergers, following which KeyBanc informed the Company of Parent’s inquiry into Key’s potential role as a debt financing source for Parent. The Company gave permission for Key to access the virtual data room in early June 2019 for the purpose of conducting due diligence with respect to potential acquisition financing. Further discussions between KeyBanc and the Company regarding Key’s potential provision of acquisition financing to Parent followed in early July 2019, at which time Mr. Blackham requested, and was provided with, additional detail regarding the potential provision of acquisition financing by Key (including regarding the existence of ethical walls between the financing and financial advisory teams at Key and KeyBanc, respectively). No binding commitment was entered into between Key and Parent with respect to acquisition financing as of the signing of the merger agreement and no exclusivity or similar arrangement existed between Key and Parent with respect to potential acquisition financing prior to the delivery by Key of an executed debt commitment letter on September 13, 2019.

The following underlined language is added to the paragraph starting on page 42 of the Definitive Proxy Statement concerning Certain Prospective Financial Information.

The above financial projections above were not prepared in accordance with GAAP. These were the only nonpublic, internal financial projections of our future operations we prepared and provided to KeyBanc. We use non-GAAP financial measures in analyzing our financial results and believe that they enhance investors’ understanding of our financial performance and the comparability of our results to prior periods, as well as against the performance of other REITs. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The Company’s calculation of non-GAAP financial measures may differ from others in the industry. Financial measures provided to a financial advisor are excluded from the definition of non-GAAP financial measures and therefore, are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Therefore, we did not provide a non-GAAP to GAAP reconciliation to KeyBanc, and accordingly, we have not provided a reconciliation of the financial measures included in the financial projections above.

The following paragraph is added on page 53 of the Definitive Proxy Statement in the section concerning Litigation Related to the Mergers following the existing paragraph.

On August 26, 2019, a putative class action was filed against the Company and each of the Company’s directors in the United States District Court for the Southern District of New York under the caption Raul v. Condor Hospitality Trust, Inc., et al., Civil Action No. 1:19-cv-07968. The complaint asserts claims, purportedly brought on behalf of a class of shareholders, under Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and SEC Rule 14a-9 and alleges that the preliminary proxy statement filed by the Company with the SEC on Schedule 14A contained materially incomplete and misleading disclosures relating to, in pertinent part, financial analyses performed by the Company’s financial advisor, financial projections and the sale process leading to the proposed transactions. The complaint seeks, among other things, injunctive relief enjoining defendants from taking steps to consummate the proposed transaction and damages, along with fees and costs.

The defendants believe that the claims asserted in this suit are without merit and intend to defend against them vigorously.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “project,” “plan,” the negative version of these words or other similar expressions. Readers are cautioned not to place undue reliance on any such forward-looking statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. They are not guarantees of future performance and involve risks and uncertainties that are difficult to control or predict. The Company may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) unknown, underestimated or undisclosed commitments or liabilities; (iii) the inability to complete the proposed transaction due to the failure to obtain the approval of the Company’s shareholders for the proposed transaction or the failure to satisfy the other closing conditions to the proposed transaction; (iv) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (v) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel, maintain relationships with its franchisors, management companies and suppliers, and maintain its operating results and business generally; (vi) the risk that certain approvals or consents will not be received in a timely manner or that the proposed transaction will not be consummated in a timely manner; (vii) adverse changes in U.S. and non-U.S. governmental laws and regulations; and (viii) the risk of litigation, including shareholder litigation in connection with the proposed transaction, and the impact of any adverse legal judgments, fines, penalties, injunctions or settlements.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause those views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional factors that may affect the Company’s business or financial results are described in the risk factors included in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Additional Information and Where to Find It

The proposed transaction has been submitted to the Company’s shareholders for their consideration. In connection with the proposed transaction, the Company has filed relevant materials with the SEC, including the Definitive Proxy Statement, which was mailed to the Company’s shareholders on August 28, 2019. This communication is not a substitute for the Definitive Proxy Statement or for any other document that the Company may file with the SEC and send to the Company’s shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the Definitive Proxy Statement (including this supplement), any amendments or supplements thereto and other relevant materials, and any other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.condorhospitality.com, or by contacting the Company at Investor Relations by phone at 402-371-2520 or by email at investors@trustcondor.com. You may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 450 Fifth Street, N.W. Room 1200, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

The Company and its directors and certain of its executive officers may be considered “participants” in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Additional information regarding the “participants” in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Definitive Proxy Statement filed with the SEC and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 11, 2019, its proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on April 23, 2019 and in subsequent documents filed with the SEC.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

2.2	Amendment No. 1 dated as of September 13, 2019 to Agreement and Plan of Merger, dated as of July 19, 2019, by and among NHT Operating Partnership, LLC, NHT REIT Merger Sub, LLC, NHT Operating Partnership II, LLC, Condor Hospitality Trust, Inc. and Condor Hospitality Limited Partnership

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: September 16, 2019	By:	/s/ Arinn Cavey
	Name:	Arinn Cavey
	Title:	Chief Financial Officer and Chief Accounting Officer